--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Semi-Annual Report of The Europe Fund, Inc. On June 30, 1998, the end of the period under review, the Fund's net assets totaled $238.3 million. This represents a net asset value per share of $23.67, a rise of 15.17% per annum from its initial value on May 3, 1990, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions. This compares with a 15.55% per annum increase in the MSCI Europe Index over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $21.25 per share on the New York Stock Exchange, which represents a 10.22% discount to the Fund's net asset value per share and a rise of 12.62% per annum from its initial value, assuming reinvestment of dividends and distributions.

  We also enclose an investment review and European market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

        /s/ Anthony M. Solomon                 /s/ J. Loughlin Callahan
          Anthony M. Solomon                     J. Loughlin Callahan
        Chairman of the Board                  President and Treasurer

INVESTMENT REVIEW

  During the second quarter of 1998, your Fund experienced an increase in net asset value of 4.27%, which compared with an increase of 5.14% in the value of the MSCI Europe Index. These results are recorded in total return and U.S. dollar based terms, with net dividends and distributions reinvested.

  The second quarter saw a reversal of the market leadership seen in the first quarter, when the peripheral markets performed best. In general terms over the second quarter, the "European Core Markets" outperformed. The exception to this was Finland, the best performing market over the period, which was driven high by concentration in the paper & pulp sector and a strong performance by Nokia on the announcement of a joint venture with Ericsson and Psion. Both Italy and Spain saw profit taking after a strong performance in the first quarter. The worst performing market was Norway, which suffered in the wake of weak oil prices. The best performing sectors were technology, telecommunications, business services, automobiles and auto components. The auto sector benefited from the takeover of Rolls-Royce motor cars by Volkswagen and the merger between Chrysler and Daimler Benz. With the exception of the pharmaceutical sector, where there were some disappointments, in broad terms, first quarter results were generally in line or slightly ahead of expectations. Corporate activity continued to be one of the driving factors behind the markets over the period. In addition to the deals already mentioned, there were a number of transactions in the banking sector. Fortis finally gained control of Generale de Banque in Belgium and Credito Italiano announced a merger with Unicredito in Italy. Other deals included a buyout of SGB by Suez Lyonnaise, the acquisition of Courtaulds by Akzo and the purchase of PolyGram by Seagram.

  Mutual fund flows were also supportive of the market on a pan-European basis. Italian equity mutual fund net sales averaged $3.2 billion per month over the past three months, slightly down on the monthly average for the first quarter. However, German and Spanish sales accelerated sharply. Germany recorded $2.6 billion in April, compared with a monthly average of $0.9 billion for the first quarter. Spain recorded $2.3 billion in April, up from $1 billion monthly average in the first quarter.

  In broad terms, the economic trends seen in the first quarter in Europe continued through the second quarter. Economic recovery continued as increased consumer expenditure compensated for slower export growth in the wake of the Asian crisis. Western European car registrations, for example, rose by 7.2% year-on-year in June, and by 7.6% for the first half of the year.

  The recovery appears to be more fragile in Germany, where there has been some deterioration in business confidence levels over recent months. Given the structural deflationary pressures of European Monetary Union (EMU) it is unlikely that German rates will rise from current levels in the near future. Consumer confidence has continued to improve gradually so far this year.

  The economic recovery in France is more firmly established. Unemployment to June 1998 has now fallen for seven consecutive months. Consumer confidence continues to improve and has so far not fueled inflationary pressure. Indeed, French inflation has fallen to just 1%.

  The mini economic boom in the peripheral markets caused by the convergence of European interest rates continued during the second quarter. Italian GDP growth may reach 4% and with low inflation and considerable spare capacity there is scope for a sustained period of strong growth. Spanish GDP growth has already reached nearly 4% and is expected to remain buoyant over the next two years. As with Italy, spare capacity and high unemployment suggest that it will be some time before the buoyant level of domestic demand fuels inflationary pressures.

ECONOMIC AND MARKET OUTLOOK

  The risks in Europe continue to be the impact of the Asian crisis on 1998 earnings, the possibility of an upset on EMU, or a sharp correction on Wall Street. This said, the markets remain supported by corporate activity and strong mutual fund inflows. Provided these two trends remain intact, we believe these stock markets are well underpinned at current levels.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU)

  Certain European countries have agreed to enter into EMU, in an effort to, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. Among other things, EMU establishes a single common European currency (the "euro") that will be introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) will be redenominated in the euro, and thereafter, will be listed, trade and make dividend and other payments only in euros.

    - If the euro, or EMU as a whole, does not take effect as planned, the Fund's investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility, and other disruptions of the markets could occur.

    - Withdrawal from EMU by a participating country could also have a negative effect on the Fund's investments, for example if securities redenominated in euros are transferred back into that country's national currency.

    - Gains or losses resulting from the euro conversion may be taxable to Fund shareholders under foreign tax laws.

    - Computer, accounting, and trading systems must be capable of recognizing the euro as a distinct currency. Like other investment companies and business organizations, the Fund could be adversely affected if the systems used by the investment adviser, the Fund's other service providers, or entities with which the Fund or its service providers do business do not properly address this issue prior to euro conversion over the first weekend of 1999 (January 1 through January 3). These issues may negatively affect the operations of the companies the Fund invests in as well.

YEAR 2000 COMPLIANCE DISCLOSURE

  Many computer systems and other electronically controlled equipment used by companies and other business organizations throughout the world express dates using only the last two digits of the year, and thus will require modification or replacement to accommodate the Year 2000 and beyond in order to avoid malfunctions and consequential widespread commercial disruption.

  The Fund could be adversely affected if the computer systems and equipment used by its service providers or the companies in which it invests, or other organizations with which any of them deal, do not properly address this problem before January 1, 2000. The strategy of the Investment Manager and the Investment Adviser is to ensure that the computer systems and equipment it uses are adequate to deal with Year 2000 issues and to seek the same of its suppliers and the Fund's other service providers.

PORTFOLIO SUMMARY

  Adecco and Siemens were added to the portfolio over the quarter. Adecco offers good quality earnings growth and reflects the continued repositioning of the portfolio to benefit from the domestic economic recovery in Europe. Siemens should benefit from some significant restructuring measures over the next six months as management disposes of underperforming non-core businesses. We took some profits on Pinault Printemps Redoute and Vivendi, and sold our holdings in Elsevier.

  The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value at June 30, 1998 are outlined below:

                                                    MSCI
                                      FUND      EUROPE INDEX
                                    ---------  ---------------
Austria...........................         --           0.5%
Belgium...........................         --           2.5
Czech Republic....................        0.5%           --
Denmark...........................        1.2           1.3
Finland...........................        2.3           1.4
France............................       17.6          13.0
Germany...........................       10.1          15.4
Ireland...........................        1.2           0.7
Italy.............................        7.6           6.2

                                                    MSCI
                                      FUND      EUROPE INDEX
                                    ---------  ---------------
Netherlands.......................       14.2%          7.9%
Norway............................        1.5           0.7
Portugal..........................         --           0.8
Spain.............................        4.1           4.5
Sweden............................        3.7           4.3
Switzerland.......................       11.6          10.7
United Kingdom....................       24.4          30.1
                                    ---------         -----
                                        100.0%        100.0%
                                    ---------         -----
                                    ---------         -----

  The Fund's ten largest equity holdings at June 30, 1998 were:

MARSCHOLLEK, LAUTENSCHLAEGER UND PARTNER (MLP) (PREFERRED STOCK)

  MLP is Germany's leading independent insurance broker and provides a broad range of insurance and financial services to university graduates in Germany, where it holds high market shares among doctors and dentists. Expanding its client base to graduates of other disciplines as well as broadening the product range is expected to provide further strong earnings growth over the coming years.

ING GROEP

  ING Groep is one of the highest quality financial groups in Europe. It benefits from a strong position in Dutch banking and insurance and has a fast-growing emerging country life insurance business, which is expected to drive future growth.

TOTAL

  Total is one of the leading French oil companies. It has the highest reserve replacement ratio among its European peer group at over 200% and the second lowest finding cost ratio. Total has a strong balance sheet and we expect its production profile to increase by 70% by the year 2000 as a result of discoveries made in the Far East and Latin America. In view of its earnings outlook, we believe that the stock is attractively valued relative to its European peer group.

BANCO BILBAO VIZCAYA

  BBV has demonstrated over the past couple of years impressive financial strength and management skills. This leading Spanish bank has now built a very well established Latin American network, thanks to some opportunistic acquisitions. We expect profit growth from this area, as well as from the BBV 2000 cost cutting plan for the Spanish banking activities. The current boom in the Spanish mutual fund industry should also boost profitability this year.

ROYAL DUTCH PETROLEUM

  The Royal Dutch/Shell Group is the largest oil company in the world and among the ten biggest chemical companies. Because of its diversity, the Group's earnings are less sensitive to oil prices than is the case with other oil companies. We believe that the restructuring now being implemented by management should yield positive results in the medium term. Merger discussions with Texaco are ongoing in relation to the U.S. downstream operations of Shell. News on the rationalization of the European refining and marketing business is expected in the near future, while the chemicals business is also being reorganized. Management is strongly committed to improving the Group's return on capital, while the Group's financial flexibility (cash and cash equivalents in excess of $12 billion) is expected to be used in a manner more rewarding to shareholders.

PINAULT PRINTEMPS REDOUTE

  Pinault Printemps Redoute is France's leading diversified retail group. Its highly regarded management oversees the superior growth of Rexel (the world leader in electrical products retailing), Conforama (household equipment), Printemps (department stores), La Redoute (mail order), FNAC (books and music retailer) and Guilbert (office supplies). We expect this company to benefit from any improvement in consumer spending in France.

ROCHE HOLDINGS

  Roche is Switzerland's second largest pharmaceuticals group and is attractively valued, especially in relation to its U.S. peers. It has a very strong financial position, which should allow it to take part in the continuing consolidation of the pharmaceutical sector. There are a number of promising drugs in development (particularly in the cardiovascular, virology and obesity areas) which should allow for sustainable high single-digit sales growth as new products take over from current drugs. In addition, diagnostics sales are expected to grow strongly over the next few years, with new opportunities in disease management. Roche has also acquired Tastemaster (a U.S. based manufacturer of flavors), which strengthens its fragrances and flavors division.

BAYER

  Bayer is a diversified company, with businesses in chemicals, healthcare and imaging technology, and remains a core holding within the pan-European chemicals sector. Management is very eager to embrace the concept of shareholder value and has continued its restructuring efforts and extended incentive programs.

VIVENDI

  Vivendi is a multi-industry company with principal activities in the water, energy, waste management, construction and property areas. The organization's expected strong increase in international service sales (primarily in the U.S. and UK), its industrial reorganization, as well as lower losses in the property and construction sectors, make the company an increasingly attractive investment.

GKN

  GKN operates in the automotive components and defense engineering markets. Recent European car sales were well above expectations. We believe that the company is financially sound and is one of the leading organizations in its sector. It offers good earnings visibility in its non-cyclical business (CHEP and Westland), and has scope for acquisitions.

                                   PROXY RESULTS

   During the six-month period ended June 30, 1998, The Europe Fund, Inc. shareholders voted on the following proposals at a special shareholders' meeting on February 25, 1998. The description of the proposals and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                     SHARES VOTED   SHARES VOTED    SHARES
                                                                                          FOR         AGAINST     ABSTAINING

-----------------------------------------------------------------------------------------------------------------------------
   1. To approve the new investment management agreement...........................  5,933,364          256,570      149,790

-----------------------------------------------------------------------------------------------------------------------------
                                                                                     SHARES VOTED   SHARES VOTED    SHARES
                                                                                          FOR         AGAINST     ABSTAINING
-----------------------------------------------------------------------------------------------------------------------------
   2. To approve the new investment advisory agreement.............................  5,928,076          253,779      157,869

-----------------------------------------------------------------------------------------------------------------------------

   Also, during the six-month period ended June 30, 1998, The Europe Fund, Inc. shareholders voted on the following proposals at the annual shareholders' meeting on June 3, 1998. The description of the proposals and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES
                                                                                SHARES VOTED     WITHHELD/
                                                                                    FOR        VOTED AGAINST

-------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:        George F. Bennett...........    7,535,435         73,810
                                                  Sir Arthur Bryan............    7,548,047         61,198
                                                  Peter Stormonth Darling.....    7,529,866         79,379
                                                  Leon Levy...................    7,546,995         62,250
                                                  J. Murray Logan.............    7,554,582         54,663
                                                  James S. Martin.............    7,525,526         83,719
                                                  Francois-Xavier Ortoli......    7,503,988        105,257
                                                  Anthony M. Solomon..........    7,542,855         66,390
-------------------------------------------------------------------------------------------------------------
                                                          SHARES VOTED          SHARES VOTED      SHARES
                                                              FOR                 AGAINST       ABSTAINING
-------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
   as the Fund's independent auditors...........           7,547,425                 18,016         43,804
-------------------------------------------------------------------------------------------------------------

----------------------------------------------
THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 1998 (UNAUDITED)

----------------------------------------------------------------------------
                                                                  MARKET
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
COMMON STOCKS & WARRANTS--92.5%
                  CZECH REPUBLIC--0.5%
        50,000    +Central European Media Enterprises (Series
                    A).......................................  $   1,081,250
                  --Consumer Goods
                                                               -------------
                                                                   1,081,250
                                                               -------------
                  DENMARK--1.1%
        30,000    Unidanmark (Series A)......................      2,692,810
                  --Banking
                                                               -------------
                                                                   2,692,810
                                                               -------------
                  FINLAND--2.2%
        55,000    Hackman Oy (Series A)......................      2,239,626
                  --Consumer Goods
        96,194    Metra (Series B)...........................      3,116,843
                  --Machinery & Engineering
                                                               -------------
                                                                   5,356,469
                                                               -------------
                  FRANCE--17.0%
        12,000    Accor......................................      3,350,772
                  --Leisure & Tourism
        28,600    But........................................      1,585,873
                  --Merchandising
        25,000    Elf Aquitaine..............................      3,506,890
                  --Energy Sources
        22,500    Flo (Groupe)...............................      1,162,225
                  --Consumer Goods
         7,000    Guilbert...................................      1,104,382
                  --Merchandising
        10,000    Hachette Filipacchi Medias.................      2,888,027
                  --Consumer Goods
        60,000    +Naf Naf...................................        910,966
                  --Consumer Goods
        10,000    Pinault Printemps Redoute..................      6,054,130
                  --Merchandising
        45,420    PSA Peugeot Citroen........................      3,218,087
                  --Automobiles
        45,420    Societe Generale d'Entreprises (SGE).......      2,143,011
                  --Construction & Housing
        50,000    Total (Class B)............................      6,485,684
                  --Energy Sources
        30,000    Valeo......................................      3,059,658
                  --Consumer Goods

----------------------------------------------------------------------------
                                                                  MARKET
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
        24,000    Vivendi....................................  $   5,113,293
                  --Business & Public Services
                                                               -------------
                                                                  40,582,998
                                                               -------------
                  GERMANY--5.5%
       112,000    Bayer......................................      5,787,281
                  --Chemicals
        40,000    Metro......................................      2,412,105
                  --Merchandising
        40,000    Siemens....................................      2,437,554
                  --Electrical & Electronics
        35,000    Veba.......................................      2,349,728
                  --Utilities
                                                               -------------
                                                                  12,986,668
                                                               -------------
                  IRELAND--1.1%
       130,000    Bank of Ireland............................      2,651,254
                  --Banking
                                                               -------------
                                                                   2,651,254
                                                               -------------
                  ITALY--7.4%
       420,000    Banca Intesa...............................      2,345,321
                  --Banking
       170,000    Banca Popolare di Brescia..................      3,207,277
                  --Banking
       840,000    Credito Italiano (Ordinary)................      4,388,781
                  --Banking
        90,000    Industrie Natuzzi (ADR)....................      2,340,000
                  --Appliances & Household Durables
       300,000    La Rinascente..............................      2,981,555
                  --Merchandising
       150,000    Luxottica Group (ADR)......................      2,325,000
                  --Health & Personal Care
                                                               -------------
                                                                  17,587,934
                                                               -------------
                  NETHERLANDS--13.7%
        11,500    Akzo Nobel.................................      2,552,044
                  --Chemicals
        27,650    Gucci Group (NY Registered)................      1,465,450
                  --Consumer Goods
        64,000    Hagemeyer..................................      2,763,900
                  --Consumer Goods
       110,000    ING Groep..................................      7,190,460
                  --Financial Services
        75,335    Numico.....................................      2,355,027
                  --Food & Household Products
       110,000    Royal Dutch Petroleum......................      6,089,218
                  --Oil Refining & Marketing

----------------------------------------------------------------------------
                                                                  MARKET
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
        50,000    Unilever...................................  $   3,960,347
                  --Consumer Goods
       100,000    Ver Ned Uitgevers Bezit....................      3,626,638
                  --Broadcasting & Publishing
        20,000    Wolters Kluwer.............................      2,740,345
                  --Broadcasting & Publishing
                                                               -------------
                                                                  32,743,429
                                                               -------------
                  NORWAY--1.5%
       450,000    Christiania Bank Kreditkasse...............      1,869,419
                  --Banking
       100,000    Schibsted..................................      1,669,471
                  --Broadcasting & Publishing
                                                               -------------
                                                                   3,538,890
                                                               -------------
                  SPAIN--4.0%
            17    +A.B. Capital Fund*........................         30,418
                  --Business & Public Services
         7,100    Acerinox...................................        942,417
                  --Materials
       125,000    Banco Bilbao Vizcaya.......................      6,400,872
                  --Banking
       100,000    Endesa.....................................      2,182,966
                  --Utilities
                                                               -------------
                                                                   9,556,673
                                                               -------------
                  SWEDEN--3.6%
       200,000    ABB (Series B).............................      2,777,083
                  --Electrical & Electronics
       112,500    Hoganas (Series B).........................      2,505,004
                  --Machinery & Engineering
        36,719    +Pricer (Series B).........................        215,427
                  --Electrical & Electronics
        37,169    Securitas (Series B).......................      1,815,674
                  --Business Services
        80,000    Svenska Stal (Series B)....................      1,200,901
                  --Metals
                                                               -------------
                                                                   8,514,089
                                                               -------------
                  SWITZERLAND--11.3%
         9,000    Adecco.....................................      4,053,333
                  --Services
         1,200    Baloise Holding Ltd. (Registered)..........        981,333
                  --Insurance
         6,887    Barry Callebaut............................      1,482,831
                  --Food & Household Products
         3,500    Hero (Bearer)..............................      2,373,663
                  --Food & Household Products
           600    Kuoni Reisen Holdings......................      2,974,815
                  --Leisure & Tourism
         2,688    Novartis (Registered)......................      4,467,168
                  --Health & Personal Care
----------------------------------------------------------------------------
                                                                  MARKET
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
           600    Roche Holdings (Bearer)....................  $   5,884,444
                  --Health & Personal Care
         6,000    The Swatch Group (Bearer)..................      4,630,123
                  --Consumer Goods
                                                               -------------
                                                                  26,847,710
                                                               -------------
                  UNITED KINGDOM--23.6%
       512,000    Amvescap (Ordinary)........................      4,993,897
                  --Financial Services
       265,000    Bemrose (Ordinary).........................      1,928,608
                  --Forest Products & Paper Materials
       175,000    Boots (Ordinary)...........................      2,897,351
                  --Consumer Goods
       250,000    British Airport Authority (Ordinary).......      2,696,858
                  --Business & Public Services
       220,000    Diageo (Ordinary)..........................      2,609,825
                  --Food & Household Products
        27,500    Forth Ports (Ordinary).....................        296,654
                  --Business Services
       400,000    GKN (Ordinary).............................      5,091,934
                  --Machinery & Engineering
        70,000    Glaxo Wellcome (Ordinary)..................      2,100,798
                  --Health & Personal Care
       250,000    Great Universal Store (Ordinary)...........      3,292,917
                  --Merchandising
     1,551,910    Halma (Ordinary)...........................      3,182,624
                  --Machinery & Engineering
       300,000    Hays (Ordinary)............................      5,026,910
                  --Business & Public Services
       250,000    Marks & Spencer (Ordinary).................      2,273,780
                  --Merchandising
        86,666    Reuters Group (Ordinary)...................        989,813
                  --Business & Public Services
        98,765    Schroders (Ordinary).......................      2,545,812
                  --Finance
       195,000    Serco Group (Ordinary).....................      4,496,458
                  --Business & Public Services
       200,000    Smithkline Beecham (Ordinary)..............      2,434,258
                  --Health & Personal Care
       500,000    Thomson Travel (Ordinary)..................      1,558,925
                  --Leisure & Tourism
       200,000    United News & Media (Ordinary).............      2,794,395
                  --Broadcasting & Publishing
       796,805    Verity Group (Ordinary)....................      1,129,236
                  --Consumer Goods
       220,000    Wolseley (Ordinary)........................      1,291,157
                  --Building Materials &
                    Components

----------------------------------------------------------------------------
                                                                  MARKET
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
        60,000    Zeneca Group (Ordinary)....................  $   2,572,977
                  --Health & Personal Care
                                                               -------------
                                                                  56,205,187
                                                               -------------
                  Total Common Stocks
                    (cost--$147,823,163).....................    220,345,361
                                                               -------------
PREFERRED STOCKS--4.3%
                  GERMANY--4.3%
        15,000    Marschollek, Lautenschlaeger Und Partner
                    (Non-Voting).............................      7,302,703
                  --Financial Services
        30,000    Rhoen Klinikum (Non-Voting)................      2,887,887
                  --Health & Personal Care
                                                               -------------
                                                                  10,190,590
                                                               -------------
                  Total Preferred Stocks
                    (cost--$2,970,991).......................     10,190,590
                                                               -------------
----------------------------------------------------------------------------
                                                                  MARKET
     FACE                                                          VALUE
    AMOUNT                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
CONVERTIBLE BONDS--0.0%
                  GERMANY--0.0%
   DEM 224,000    Metro International Finance 0%
                    09/07/2013...............................  $     123,310
                  --Merchandising
                                                               -------------
                  Total Convertible Bonds
                    (cost--$125,299).........................        123,310
                                                               -------------
                  Total Investments--96.8%
                    (cost--$150,919,453) (a).................  $ 230,659,261
                  Unrealized Depreciation on Foreign Currency
                    Exchange Contracts--0.0% (b).............         (6,645)
                  Other Assets in Excess of
                    Liabilities--3.2%........................      7,635,252
                                                               -------------
                  Net Assets--100.0%.........................  $ 238,287,868
                                                               -------------
                                                               -------------

------------------------------

 +  Non-income producing security.
ADR American Depositary Receipt.
* Investment in restricted security with an aggregate value of $30,418, representing 0.01% of net assets at June 30, 1998. The investment was acquired on October 22, 1990 and September 5, 1991 and has an adjusted basis of $334,461.

(a) The United States Federal income tax basis of the Fund's investments at June 30, 1998 was $150,919,453 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $79,739,808 (gross unrealized appreciation--$81,023,124; gross unrealized depreciation--$1,283,316).

(b) Foreign currency exchange contracts entered into hedge purchase and sale commitments as of June 30, 1998 were as follows:

------------------------------------------------------------------------
                                                                Net
                             In                             Unrealized
            Contracts to  Exchange   Settlement            Appreciation
Purchases     Receive        For        Date      Value    (Depreciation)
------------------------------------------------------------------------
            GBP   107,440 $ 179,511     7/1/98   $179,135    $   (376)
            GBP    37,500    62,625     7/2/98     62,524        (101)
            GBP   148,440   247,524     7/3/98    247,494         (30)
            GBP    15,070    25,076     7/6/98     25,126          50
                                                           -------------
                                                             $   (457)
                                                           -------------
                                                           -------------

------------------------------------------------------------------------
                                                                Net
                             In                             Unrealized
            Contracts to  Exchange   Settlement            Appreciation
Sales         Deliver        For        Date      Value    (Depreciation)
------------------------------------------------------------------------
            FRF 3,076,020 $2,015,741    7/1/98   $2,025,363   $ (9,623)
            NOK 4,975,760   647,380     7/2/98    643,945       3,435
                                                           -------------
                                                             $ (6,188)
                                                           -------------
Total                                                        $ (6,645)
                                                           -------------
                                                           -------------
------------------------------------------------------------------------

DEM    German Deutschemark
FRF    French Franc
GBP    British Pound
NOK    Norwegian Krone

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $150,919,453) (Note 1)..........  $ 230,659,261
Domestic cash...............................................      7,237,887
Foreign cash (Note 1).......................................         49,095
Receivable for securities sold..............................      2,671,039
Withholding tax refunds receivable..........................        455,278
Dividends receivable........................................        417,492
Interest receivable.........................................         31,135
Prepaid expenses............................................            351
                                                              ---------------
      Total assets..........................................    241,521,538
                                                              ---------------
LIABILITIES
Payable for securities purchased............................      2,760,651
Investment management fee payable (Note 2)..................        150,525
Administration fee payable (Note 2).........................         48,474
Net unrealized depreciation on foreign currency exchange
 contracts..................................................          6,645
Accrued expenses and other liabilities......................        267,375
                                                              ---------------
      Total liabilities.....................................      3,233,670
                                                              ---------------

NET ASSETS..................................................  $ 238,287,868
                                                              ---------------
                                                              ---------------
Net Assets consist of:
  Common Stock, $.001 par value (Authorized 100,000,000
   shares) (Note 4).........................................  $      10,066
  Paid-in surplus...........................................    129,454,057
  Accumulated undistributed net investment income...........      1,808,243
  Accumulated undistributed net realized gain on
   investments..............................................     27,296,780
  Net unrealized appreciation on investments and foreign
   currency related transactions............................     79,718,722
                                                              ---------------
  Net Assets................................................  $ 238,287,868
                                                              ---------------
                                                              ---------------
Net Asset Value per share
 ($238,287,868 DIVIDED BY 10,066,319 shares of common stock
 issued and outstanding)....................................         $23.67
                                                                    -------
                                                                    -------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends.......................................                   $     3,277,193
  Interest........................................                            88,037
                                                                     ---------------
                                                                           3,365,230
  Less: Withholding tax on foreign source
   dividends......................................                           395,017
                                                                     ---------------
      Total income................................                         2,970,213
                                                                     ---------------
Expenses
  Investment management fee (Note 2)..............                           803,642
  Administration fee (Note 2).....................                           270,726
  Custodian fees..................................                            78,839
  Directors' fees and expenses....................                            71,787
  Shareholder servicing fees......................                            35,857
  Legal fees......................................                            31,586
  Audit fees......................................                            23,307
  Reports to shareholders.........................                            18,292
  NYSE listing fee................................                            12,030
  Insurance expense...............................                             5,486
  Miscellaneous...................................                            11,036
                                                                     ---------------
      Total expenses..............................                         1,362,588
                                                                     ---------------
Net investment income.............................                         1,607,625
                                                                     ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  RELATED TRANSACTIONS

Net realized gain (loss) from:
  Investments--net................................  $   21,343,594
  Foreign currency related transactions...........        (151,903)      21,191,691
                                                    --------------
Change in unrealized appreciation on:
  Investments--net................................      24,094,085
  Foreign currency related transactions...........          20,365       24,114,450
                                                    --------------   --------------
Net realized and unrealized gain on investments
 and foreign currency related transactions........                       45,306,141
                                                                     --------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS........................................                   $   46,913,766
                                                                     --------------
                                                                     --------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE
                                                                 SIX MONTHS
                                                                   ENDED         FOR THE
                                                                  JUNE 30,      YEAR ENDED
                                                                    1998       DECEMBER 31,
                                                                (UNAUDITED)        1997
                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.......................................  $  1,607,625   $  1,529,378
  Net realized gain on investments and foreign currency
   related transactions.......................................    21,191,691     26,092,504
  Change in unrealized appreciation on investments and foreign
   currency related transactions..............................    24,114,450      6,218,247
                                                                ------------   ------------
Net increase in net assets resulting from operations..........    46,913,766     33,840,129
                                                                ------------   ------------
Dividends and distributions to shareholders from:
  Net investment income ($0.00 and $0.144 per share,
   respectively)..............................................       --          (1,448,724)
  Net realized gain on investments and foreign currency
   related transactions ($0.00 and $2.380 per share,
   respectively) (Note 1).....................................       --         (23,980,156)
                                                                ------------   ------------
Net decrease in net assets resulting from dividends and
 distributions................................................       --         (25,428,880)
                                                                ------------   ------------
Total increase................................................    46,913,766      8,411,249
                                                                ------------   ------------
NET ASSETS
  Beginning of period.........................................   191,374,102    182,962,853
                                                                ------------   ------------
  End of period (including accumulated undistributed net
   investment income of $1,808,243 and $200,618,
   respectively)..............................................  $238,287,868   $191,374,102
                                                                ------------   ------------
                                                                ------------   ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived from information provided in the financial statements:

                                                FOR THE                        FOR THE YEAR ENDED
                                            SIX MONTHS ENDED                      DECEMBER 31,
                                             JUNE 30, 1998    -----------------------------------------------------
                                              (UNAUDITED)       1997       1996       1995       1994       1993
                                            ----------------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period......     $    19.01     $   18.18  $   14.32  $   12.56  $   12.74  $   10.74
                                            ----------------  ---------  ---------  ---------  ---------  ---------
Operations:
  Net investment income*..................           0.16          0.15       0.12       0.14       0.12       0.12
  Net realized and unrealized gain on
   investments and foreign currency
   related transactions...................           4.50          3.20       4.80       2.50       0.66       2.63
                                            ----------------  ---------  ---------  ---------  ---------  ---------
Total from operations.....................           4.66          3.35       4.92       2.64       0.78       2.75
                                            ----------------  ---------  ---------  ---------  ---------  ---------
Dividends and distributions to shareholders from:
  Net investment income...................         --             (0.14)     (0.16)     (0.10)     (0.15)     (0.07)
  Net realized gain on investments and
   foreign currency related
   transactions...........................         --             (2.38)     (0.90)     (0.78)     (0.81)     (0.68)
                                            ----------------  ---------  ---------  ---------  ---------  ---------
    Total dividends and distributions.....         --             (2.52)     (1.06)     (0.88)     (0.96)     (0.75)
                                            ----------------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period............     $    23.67     $   19.01  $   18.18  $   14.32  $   12.56  $   12.74
                                            ----------------  ---------  ---------  ---------  ---------  ---------
                                            ----------------  ---------  ---------  ---------  ---------  ---------
Per share market value, end of period.....     $    21.25     $   17.06  $   16.13  $   12.75  $   10.75  $   13.00
                                            ----------------  ---------  ---------  ---------  ---------  ---------
                                            ----------------  ---------  ---------  ---------  ---------  ---------
Total investment return, market value+....          24.54%        21.00%     34.78%     26.26%    (10.21)%     39.40%
Net assets at end of period (000
 omitted).................................     $  238,288     $ 191,374  $ 182,963  $ 144,190  $ 126,431  $ 128,272
Ratio of expenses to average weekly net
 assets...................................           1.24%**       1.26%      1.42%      1.42%      1.42%      1.46%
Ratio of net investment income to average
 weekly net assets........................           1.47%**       0.77%      0.74%      1.01%      0.90%      1.17%
Portfolio turnover rate...................             26%           39%        48%        52%        68%       184%

--------------------------
 *  Based on average shares outstanding during the period.

**  Annualized.

 + Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's distribution reinvestment and cash purchase plan. Total investment return for periods of less than one full year are not annualized.

See Notes to Financial Statements.

----------------------------------------------
THE EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
The Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 8, 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: All securities for which current market quotations are readily available are valued at the last sale price prior to the time of determination, or, if there is no sales price on such date, and if bid and ask quotations are available, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices, or, if quotations are not available, are valued as determined in good faith by the Board of Directors of the Fund. Short-term investments having a maturity of 60 days or less are valued at amortized cost. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend, and interest income is recorded on an accrual basis.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts and transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at a 10:00 a.m. midpoint rate of exchange on valuation date.

  (ii) purchases and sales of investment securities, income and expenses at the 10:00 a.m. midpoint rate of exchange prevailing on the respective dates of such transactions.

  The resultant exchange gains and losses are included in the Statement of Operations.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.

FOREIGN CURRENCY AS OF JUNE 30, 1998 CONSISTS OF:

                       UNITS          COST         VALUE
                    ------------  ------------  ------------
British Pound.......          435 $        728  $        725
Dutch Guilder.......       41,400       20,262        20,317
Spanish Peseta......      554,426        3,640         3,607
Swiss Franc.........       39,007       24,450        24,446
                                  ------------  ------------
                                  $     49,080  $     49,095
                                  ------------  ------------
                                  ------------  ------------

The Fund holds foreign currency in order to facilitate the purchases of foreign securities.

FORWARD CURRENCY EXCHANGE CONTRACTS: The Fund enters into forward currency exchange contracts to hedge certain purchase and sale commitments denominated in foreign currencies. The Fund may enter into forward currency exchange contracts to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of forward currency exchange contracts are recorded for book purposes as unrealized gains or losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the forward currency contracts to sell and the forward currency contracts to buy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

TAXES: No provision has been made for United States Federal income taxes because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7% of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7% of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus. Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES: The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2. TRANSACTIONS
WITH AFFILIATES AND
AGREEMENTS
The Fund has entered into Agreements with Mercury Asset Management International Channel Islands Ltd. (the "Investment Manager"), and Mercury Asset Management International Ltd. (the "Investment Adviser").

  The Investment Management Agreement provides that the Fund will pay the Investment Manager a fee, computed weekly and payable monthly, at the following rates: 0.75% of the Fund's average weekly net assets up to $250 million, and 0.65% of such assets in excess of $250 million. The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations from the Investment Adviser subject to the overall supervision of the Board of Directors. The Investment Manager pays a fee to the Investment Adviser for services rendered. The Investment Manager and Investment Adviser are subsidiaries of Mercury Asset Management Ltd, whose immediate parent is Mercury Asset Management Group Ltd. The ultimate parent of Mercury Asset Management Group Ltd is Merrill Lynch & Co., Inc.

  The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. ("Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of 0.25% of the Fund's average weekly net assets up to $200 million and 0.20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities. The Administrator is a wholly-owned affiliate of Merrill Lynch & Co., Inc.

  Certain directors and officers of the Fund are also directors and officers of either the Investment Manager, the Investment Adviser and/or Mercury Asset Management Ltd, an indirect subsidiary of Merrill Lynch & Co., Inc.

NOTE 3. INVESTMENT
TRANSACTIONS
Purchases and sales of investment securities, other than U.S. government securities and short-term investments, for the six months ended June 30, 1998 were $55,870,751 and $57,819,343, respectively.

NOTE 4. CAPITAL
There are 100 million shares of $.001 par value common stock authorized. Of the 10,066,319 shares outstanding at June 30, 1998, Mercury owned 900 shares in respect of the Fund's initial seed capital and reinvested distributions.

NOTE 5. QUARTERLY
RESULTS OF OPERATIONS*

                                                                NET REALIZED
                                                                     AND
                                                                 UNREALIZED
                                                                   GAIN ON
                                                                 INVESTMENTS
                                                 NET             AND FOREIGN
                                             INVESTMENT           CURRENCY
                          INVESTMENT       INCOME/ (LOSS)          RELATED
                            INCOME                              TRANSACTIONS
                      ------------------  -----------------  -------------------
                                  PER                 PER                 PER
QUARTER ENDED          TOTAL     SHARE     TOTAL     SHARE     TOTAL     SHARE
--------------------  --------  --------  --------  -------  ---------  --------
March 31, 1996......   $   424   $ 0.04    $   (87)  $(0.01)  $ 15,704   $ 1.56
June 30, 1996.......     1,803     0.18      1,181     0.12      9,752     0.97
September 30,
 1996...............       848     0.08        232     0.02      7,151     0.71
December 31, 1996...       553     0.06        (84)   (0.01)    15,605     1.56
                      --------  --------  --------  -------  ---------  --------
Total...............   $ 3,628   $ 0.36    $ 1,242   $ 0.12   $ 48,212   $ 4.80
                      --------  --------  --------  -------  ---------  --------
                      --------  --------  --------  -------  ---------  --------
March 31, 1997......   $   565   $ 0.06    $   (44)  $ 0.00   $  8,707   $ 0.86
June 30, 1997.......     1,922     0.19      1,303     0.12     10,616     1.06
September 30,
 1997...............       974     0.10        327     0.03     12,450     1.23
December 31, 1997...       582     0.06        (57)    0.00        538     0.05
                      --------  --------  --------  -------  ---------  --------
Total...............   $ 4,043   $ 0.41    $ 1,529   $ 0.15   $ 32,311   $ 3.20
                      --------  --------  --------  -------  ---------  --------
                      --------  --------  --------  -------  ---------  --------
March 31, 1998......   $   754   $ 0.06    $   228   $ 0.02   $ 36,547   $ 3.63
June 30, 1998.......     2,216     0.22      1,380     0.14      8,759     0.87
                      --------  --------  --------  -------  ---------  --------
                       $ 2,970   $ 0.28    $ 1,608   $ 0.16   $ 45,306   $ 4.50
                      --------  --------  --------  -------  ---------  --------
                      --------  --------  --------  -------  ---------  --------

------------------------
* Totals expressed in thousands of dollars except per share amounts.

NOTE 6. PER SHARE
SELECTED QUARTERLY
FINANCIAL DATA

                     NET ASSET           MARKET
                       VALUE             PRICE*
                    ------------   ------------------
QUARTER ENDED        HIGH  LOW      HIGH        LOW      VOLUME**
--------------------------------   -------    -------    -----
March 31, 1996...... $15.88 $14.34 $13 7/8    $12 3/4    2,258
June 30, 1996.......  16.96  16.02  14 1/4     13        1,579
September 30,
 1996...............  17.62  16.38  15 5/8     13 1/4    1,580
December 31, 1996...  19.23  17.80  17 1/4     15 3/8    1,342
March 31, 1997......  18.90  18.04  17 3/8     15 1/4    1,331
June 30, 1997.......  20.35  18.40  17 3/4     15 5/8    1,084
September 30,
 1997...............  21.51  19.80  19 1/8     16 1/4    1,142
December 31, 1997...  21.81  18.47  18 1/4     15 1/2    1,472
March 31, 1998......  22.74  18.75  20 3/4     16        1,557
June 30, 1998.......  24.49  22.95  22 5/8     19 7/8    1,420

------------------------
 * Based on closing prices as reported on the New York Stock Exchange. ** In thousands.

-------------------------------------------------------------

DIRECTORS AND OFFICERS

  ANTHONY M. SOLOMON, Chairman of the Board and Director
  GEORGE F. BENNETT, Director
* SIR ARTHUR BRYAN, Director
  PETER STORMONTH DARLING, Director
  LEON N. LEVY, Director
* J. MURRAY LOGAN, Director
* JAMES S. MARTIN, Director
  FRANCOIS-XAVIER ORTOLI, Director
  J. LOUGHLIN CALLAHAN, President and Treasurer
  STEVEN W. GOLANN, Vice President
  RITA J. KLEINMAN, Secretary
  THADDEA M. MAGUIRE, Assistant Secretary
  AMANDA J. MARSH, Assistant Secretary

* Member of the Audit Committee

------------------------------------------------------

EXECUTIVE OFFICES--
780 Third Avenue
New York, New York 10017
(For latest net asset value and requests for Fund Reports, please call 1-800-543-6217 or 1-609-282-4600.)
INVESTMENT MANAGER--
Mercury Asset Management International Channel Islands Ltd.
Forum House
Grenville Street
St. Helier, Jersey
Channel Islands
INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium
TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286
LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares or any securities mentioned in this report.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.

The accompanying financial statements as of June 30, 1998 were not audited and accordingly, no opinion is expressed on them.

                ------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                  -------------------------------------------

THE FUND

  The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd. (Regulated by IMRO.)

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Weekly comparative net asset value (NAV) and market price information about the Fund's shares are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX."

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-800-543-6217 or 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

  A Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

  All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.

TRANSFER AGENT:
The Bank of New York
Telephone Inquiries: 1-800-432-8224

Address Shareholder Inquiries To:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286

Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                                     [LOGO]
                             THE EUROPE FUND, INC.
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998